UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 17, 2021 (November 11, 2021)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Clearday, Inc. (the “Company” or “Clearday”), through its subsidiary Clearday Management Ltd., on November 11, 2021 entered into a Strategic Alliance, Development and Distribution Terms Agreement (the “JV Agreement”) with Invento Research Inc. (“Invento”). Under the terms of the JV Agreement, a company (the “JV”) formed by Invento and Clearday will focus on the development and deployment of robotic services that combine content and uses (or robotic applications) that empower, enhance and protect care workers providing services in the following (collectively, the “JV Core Business Market”): (1) the home and residential health and non-acute care markets, (2) residential care facilities such as assisted living, nursing home, skilled nursing and memory care facilities, (3) health care markets through hospitals, doctor offices, ambulatory surgical care centers, urgent care centers, and medical clinics, and (4) laboratories (e.g., facilities that administer blood testing services), occupational and physical therapy centers, and (5) telehealth applications. Each of Invento and Clearday will provide sufficient time and attention to the business of the JV and shall use their respective commercially reasonable efforts to advance the business of the JV.

Invento and Clearday expect to initially develop and deploy robotic applications that are based on needs for Clearday’s residential care and adult day care communities. Each of Invento and Clearday may add additional content and services to the robotic applications based on, among other factors (1) Clearday’s knowledge and experience in treating residents & clients with cognitive issues, and (2) Invento’s assessment of client requirement vis-à-vis the technological and financial feasibility of recommendations and iterations, if any. The JV is expected to market and sell robots, robotic services and related content and services, initially to the residential and home care markets, promptly after the deployment of the robots at Clearday facilities.

The JV will be managed by a 4 person board. Each of Invento and Clearday will appoint 2 members of the board. The JV board will establish the operating budget, including robot pricing, sales commissions and marketing expenses. Invento will sell its robots and related systems, and Clearday will sell its Clearday at Home digital and Clearday at Home PRO services, at their respective wholesale prices and each party has agreed to most favored nation pricing terms. Distributions will be made as determined from time to time by the JV board on a pro rata basis to Invento and Clearday and any other member of the JV admitted by Invento and Clearday, subject to priority distributions for cash investments to the JV.

Invento will not sell its robots and related services to any person in the JV Core Business Market without the consent of Clearday or an appropriate payment of a reasonable commission to Clearday as determined by the Board in its reasonable good faith discretion. No robots will be sold to a person that competes with Clearday in its businesses that are in the JV Core Business Market, without the consent of Clearday, which consent, shall be: (1) with respect to the digital service offerings of Clearday, in its sole and absolute discretion of Clearday; and (2) with respect to all other businesses, not be unreasonably withheld, delayed or conditioned. Clearday will provide its content that is customarily provided in its business to the JV and not to any other manufacturer of robotics that have substantially similar functionality of the robots in the JV Core Business Market.

The initial term of the JV is 5 years with successive 5 year terms subject to the JV achieving mutually agreed revenue targets that (1) for the initial period ends June 30, 2023, (2) then for the period ending December 31, 2022, and (3) for each annual period thereafter. If such revenue targets are not achieved, then either party may terminate the JV upon 60 days’ notice. In the event of such termination, the non-terminating party may initiate a buy / sell process to continue the business of the JV by either continuing to buy Robots at the wholesale price or the acquisition of Clearday at Home at the wholesale price.

The foregoing description of the JV Agreement is a summary only, is not intended to be complete, and is qualified in its entirety by reference to the full text of each such agreement that is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 12, 2021, the Company issued a press release announcing the joint venture. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the press release attached as Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

(d)	Exhibits.

No.	Description

10.1	Strategic Alliance, Development and Distribution Terms Agreement by and among Invento Research Inc. and Clearday Management Ltd. dated November 11, 2021.

99.1	Press Release dated November 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer

Dated November 17, 2021